EXHIBIT 5.03
SPARTECH CORPORATION
BYLAWS
(As Amended December 19, 2007)
ARTICLE I
Offices
Section 1. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.
Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.
ARTICLE II
Meetings of Stockholders
Section 1. All meetings of the stockholders shall be held at such time and at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors or the officer calling the meeting and stated in the notice of the meeting.
Section 2. An annual meeting of the stockholders shall be held on the second Wednesday of March, or if that day is not a Business Day then on the next Business Day following, at 10:00 a.m. or such other time as shall be designated by the Board of Directors and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting. “Business Day” means any day other than Saturday or Sunday on which national banks are open generally and which is a trading day on the New York Stock Exchange.
Section 3. At least ten days before every meeting of stockholders, the officer who has charge of the stock ledger of the corporation shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for at least ten days prior to the meeting, during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the entire meeting, and may be inspected by any stockholder who is present.
Section 4. A special meeting of the stockholders may be called by the President and Chief Executive Officer or by the Chairman of the Board for any purpose or purposes. A special meeting of the stockholders shall be called by the President and Chief Executive Officer or the secretary promptly upon the written request of a majority of the directors or of stockholders owning a majority of the issued and outstanding shares of capital stock of the corporation entitled to vote a the meeting; such written request shall state the purpose or purposes of the proposed meeting.
Section 5. Written notice of every meeting of the stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.
Section 6. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
Section 7. Except as otherwise provided by statute or by the certificate of incorporation, the holders of a majority of the stock issued and outstanding and entitled to vote at a meeting of the stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting. If, however, a quorum shall not be present or represented at a meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting to a specified date and time, without notice other than announcement at the meeting, from time to time until a quorum shall be present or represented. At the adjourned meeting, if a quorum shall then be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. However, if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Section 8. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before the meeting, unless the question is one upon which, by express provisions of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.
ARTICLE III
Directors
Number, Qualification, Term of Office
Section 1. The number of directors shall not be less than four nor more than 15, the exact number of directors to be fixed from time to time only by the vote of a majority of the entire Board. No decrease in the number of directors shall shorten the term of any incumbent director.
The directors shall be divided into three classes: Class A, Class B and Class C. Such classes shall be as nearly equal in number as possible. At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed and shall be elected for a term expiring at the third succeeding annual meeting or thereafter when their respective successors in each case are elected and have qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible and any individual director elected to any class shall hold office for a term which shall coincide with the term of such class.
The Board may, by the vote of a majority of the entire Board, prescribe qualifications of candidates for the office of director of the Corporation, but no director then in office shall be disqualified from office as a result of the adoption of such qualifications.
Notwithstanding the foregoing, whenever the holders of any preferred stock issued by the Corporation shall have the right, voting as a class or otherwise, to elect directors at the annual meeting of stockholders, the then authorized number of directors of the Corporation shall be increased by the number of the additional directors so to be elected, and at such meeting the holder of such preferred stock shall be entitled, as a class or otherwise, to elect such additional directors. Any directors so elected shall hold office until the next annual meeting of stockholders or until their rights to hold such office terminate pursuant to the provisions of such preferred stock, whichever is earlier. The provisions of this paragraph shall apply notwithstanding the maximum number of directors hereinabove set forth.
Removal of Directors
Section 2. Directors of the Corporation may be removed solely in accordance with the provisions of Article FOURTEENTH of the Certificate of Incorporation.
Vacancies
Section 3. If the office of any director becomes vacant at any time by reason of death, resignation, retirement, disqualification, removal from office or otherwise, or if any new directorship is created by any increase in the authorized number of directors, a majority of the directors then in office, although less than a quorum, or the sole remaining director, may choose a successor or fill the newly created directorship, and the director so chosen shall hold office, subject to the provisions of these Bylaws, until the expiration of the term of the class to which he has been chosen and until his successor shall be duly elected and qualified.
Powers
Section 4. The business of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.
Meetings of the Board of Directors
Section 5. The Board of Directors may hold meetings either within or without the State of Delaware.

Section 6. Meetings of the Board of Directors may be called by the Chairman of the Board or by the President and Chief Executive Officer. A meeting of the Board of Directors shall be called by the Chairman of the Board, by the President and Chief Executive Officer, or by the secretary upon the written request of any two directors.
Section 7. Any director may participate in any meeting of the Board of Directors, or of any committee of which the director is a member, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other; and participation in a meeting in such manner shall constitute presence in person at the meeting.
Section 8. At all meetings of the Board of Directors or any committee of the Board, a majority of the authorized membership of the Board of Directors or of such committee shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors or of such committee, except as may be otherwise specifically provided by statute, by the certificate of incorporation, or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors or any committee of the Board, the directors present may adjourn the meeting from time to time until a quorum shall be present, without notice other than an announcement at the meeting of the time and place at which the meeting shall reconvene.
Section 9. The presiding director at all meetings of the Board shall be, in the following order of precedence:
          First, the Chairman of the Board of Directors;
          Second, the Chairman of the Governance Committee;
          Third, the Chairman of the Audit Committee;
          Fourth, such other non-management director as shall be chosen by the directors present at the executive session.
Board Action Without A Meeting
Section 10. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committees.
Committees of Directors
Section 11. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the corporation and to have such name or names as may be determined from time to time by resolution adopted by the full Board. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee; or in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by statute to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation. The corporation has elected to be governed by paragraph (2) of subsection (c) of Section 141 of the Delaware General Corporation Law.
Section 12. Each committee shall keep regular minutes of its meetings and regularly report its proceedings to the Board of Directors.
Compensation of Directors
Section 13. Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated retainer or other compensation and/or a fixed sum for attendance at each meeting of the Board. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. By resolution of the full Board of Directors, members of committees of the Board may be compensated in like manner for serving on the committees and/or attending committee meetings.

Independence of Directors
Section 14. In determining the number of directors to constitute the Board of Directors, and in selecting nominees for election to the Board of Directors, the Board of Directors or the committee thereof making such determination or selection shall ensure that a majority of the Board of Directors will be comprised of directors who are “independent” as defined from time to time in the rules and regulations of the United States Securities and Exchange Commission and any national securities exchange on which the securities of the corporation are listed. In addition, in selecting nominees for election to the Board of Directors, the Board of Directors or the committee thereof making such determination or selection shall ensure that immediately after such election the Board of Directors shall include no more than two directors who are not independent under the preceding definition; however, no director shall be required to resign from the Board of Directors in order to satisfy the limitation in this sentence.
Section 15. The Board of Directors shall schedule regular executive sessions, at which times the non-management directors shall meet without the presence of the corporation’s management. If there are any non-management directors who are not “independent” as defined under the preceding section of these Bylaws, the Board of Directors shall at least once a year schedule an executive session including only independent directors. For the purposes of this Bylaw, “non-management” directors means directors who are not “officers” (as defined in Rule 16a-1(f) or a successor rule of the United States Securities and Exchange Commission) of the corporation.
ARTICLE IV
Notice
Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any stockholder, it shall not be construed to mean personal notice unless expressly stated, but such notice may be given in writing, by mail, addressed to such stockholder at the stockholder’s address as it appears on the records of the corporation, with postage hereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.
Section 2. Notice of any meeting of the Board of Directors shall be given to all directors, in the manner provided in Article IV, not less than 72 hours prior to such meeting in the case of a physical meeting, or not less than 24 hours prior to such meeting in the case of a telephonic meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting.
Section 3. Notices to directors may be given by mail, by nationally recognized overnight courier service, by telephone, by fax transmission, or by e-mail. Each director shall keep the secretary of the corporation provided with a current address, telephone number, fax number and e-mail address for this purpose. Notice by mail shall be deemed to be given on the third Business Day after deposit in the U.S. Mail, postage prepaid, addressed to the director at the address furnished by the director for such purpose. Notice by nationally recognized overnight courier service shall be deemed given on the delivery date specified in the courier service’s delivery standards, if addressed to the director at the address furnished by the director for such purpose. Notice by telephone shall be deemed to be given when the call is either received personally by the director or received in a voice mail system at the number furnished by the director for such purpose. Notice by fax transmission shall be deemed to be given upon confirmation by the sending machine of a completed transmission to the number furnished by the director for such purpose; provided that if the receiving location is at a place other than the director’s residence and is either sent on a Saturday, Sunday or federal holiday or confirmed after 5:00 p.m. local time at the place of receipt it shall be deemed to be given on the next business day. Notice by e-mail shall be deemed given when sent to the e-mail address furnished by the director for such purpose, unless the sender’s or recipient’s e-mail system returns a notice of failed delivery.
Section 4. Whenever notice is required to be given under any provision of the Delaware General Corporation Law or the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where the person attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V
Officers
Section 1. The executive officers of the corporation shall be elected by the Board of Directors and shall be a President and Chief Executive Officer, a chief financial officer, however titled, and a secretary. The Board of Directors may also elect as executive officers one or more vice presidents (who may be designated as executive or senior vice presidents or given such additional designations as the Board may determine), and/or one or more other financial or accounting officers, with such titles and authority as the Board of Directors or the President and Chief Executive Officer may determine. Any number of offices may be held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide.
Section 2. The Board of Directors shall elect the executive officers at least annually, but vacancies may be filled, or new offices created and filled, or the executive officers changed, at any meeting of the Board of Directors. The President and Chief Executive Officer may designate an individual as an executive officer on an acting or interim basis subject to election by the Board at its next meeting.
Section 3. The compensation of the President and Chief Executive Officer shall be established and approved by the Compensation Committee of the Board of Directors. The compensation of the other executive officers shall be established by the President and Chief Executive Officer subject to the approval of the Compensation Committee of the Board of Directors.
Section 4. The Board of Directors may appoint or authorize the President and Chief Executive Officer to appoint other non-executive officers and agents with such powers and duties as the Board of Directors or the President and Chief Executive Officer shall determine.
Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify or until their death, resignation or removal.
Section 6. The officers of the corporation shall have the following powers and duties generally pertaining to their respective offices, as well as such powers and duties not inconsistent with the following as from time to time may be conferred by the Board of Directors or the President and Chief Executive Officer:
a. PRESIDENT AND CHIEF EXECUTIVE OFFICER. The President and Chief Executive Officer shall be the chief executive officer of the corporation. The President and Chief Executive Officer shall have general and active management of the business of the corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and in general shall have all powers and authority and perform all duties as are usually vested in the president or the chief executive officer of a corporation, as well as such other powers, authority and duties as may be prescribed by the Board of Directors from time to time. The President and Chief Executive Officer may execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law or these Bylaws to be otherwise signed and executed. The President and Chief Executive Officer shall preside at all meetings of the stockholders in the absence or with the consent of the Chairman of the Board.
b. VICE PRESIDENTS. The vice presidents shall have such powers, authority and duties as are set out in these Bylaws and as may be prescribed from time to time by the Board of Directors or the President and Chief Executive Officer.
In the absence or in the event of the inability or refusal to act of the President and Chief Executive Officer, the executive vice presidents, if any, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election or the order in which their names appear in the minutes of the meeting or written consent documenting their election), shall have the authority to exercise the powers and perform the duties of the President and Chief Executive Officer. The executive vice presidents may execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law or these Bylaws to be otherwise signed and executed.
In the absence of the executive vice presidents or in the event of their inability or refusal to act, the senior vice presidents, if any, and after them the other vice presidents, if any, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election or the order in which their names appear in the minutes of the meeting or written consent documenting their election) shall have the authority to exercise the powers and perform the duties of the President and Chief Executive Officer and/or the executive vice presidents.

c. CHIEF FINANCIAL OFFICER. The chief financial officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors, shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors at its regular meetings or when the Board of Directors or the chairman of the board so requires, and to the President and Chief Executive Officer as the President and Chief Executive Officer requires, an account of all financial transactions and of the financial condition of the corporation.
If required by the Board of Directors, the chief financial officer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of such office and for the restoration to the corporation, in case of the death, resignation, retirement or removal from office of the chief financial officer, of all books, papers, vouchers, money and other property of whatever kind belonging to the corporation and in the possession or under the control of the chief financial officer.
The corporate controller and assistant financial officers, if any, however titled, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election or the order in which their names appear in the minutes of the meeting or written consent documenting their election), shall, in the absence of the chief financial officer or in the event of the inability or refusal to act of the chief financial officer, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as the Board of Directors or the chief financial officer may from time to time prescribe.
d. SECRETARY AND ASSISTANT SECRETARIES. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings of the meetings in a book to be kept for that purpose, and shall perform like duties for the committees of the Board when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the chairman of the board or the President and Chief Executive Officer. The secretary shall have custody of the corporate seal of the corporation and shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the secretary’s signature.
In the absence of the secretary or in the event of the secretary’s inability or refusal to act, the assistant secretaries, if any, in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election or the order in which their names appear in the minutes of the meeting or written consent documenting their election), shall perform the duties and exercise the powers of the secretary. The assistant secretaries shall perform such other duties and have such other powers as the Board of Directors, the chairman of the board or the President and Chief Executive Officer may from time to time prescribe.
ARTICLE VI
Certificates of Stock
Section 1. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairperson or vice chairperson of the Board of Directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary, of the corporation representing the number of the holder’s shares registered in certificated form.
Section 2. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of any certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificates a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 3. Any or all of the signatures on a stock certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.
Lost Certificates
Section 4. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and as a condition precedent to the issuance thereof, the corporation may require the owner of such lost, stolen or destroyed certificate, or the owner’s legal representatives, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.
Fixing Record Date
Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or any distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock of for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
Registered Stockholders
Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VII
General Provisions
Dividends
Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.
Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conductive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
Annual Statement
Section 3. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.
Checks
Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
Fiscal Year
Section 5. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Seal
Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE VIII
Amendments
Sections 1, 2 and 3 of Article III and this Article VIII of the By-laws may not be amended, modified or rescinded except by the affirmative vote of the holders of at least 80 percent of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, considered for such purpose as one class, and, in addition, the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, considered for such purpose as one class, which are not beneficially owned, directly or indirectly, by any corporation, person or other entity which is the beneficial owner (as defined in Article THIRTEENTH of the Certificate of Incorporation)1, directly or indirectly, of 10 percent or more of the outstanding shares of such capital stock, considered for such purpose as one class. To the extent not inconsistent with the foregoing, all other provisions of the By-laws may be amended, modified and rescinded and new By-laws may be adopted, (i) by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the corporation entitled to vote thereon, or (ii) by the Board of Directors; provided, that any By-law adopted, amended or modified by the Board of Directors may be amended, modified or rescinded by the vote of the stockholders prescribed in clause (i) above.

          1 Article THIRTEENTH was deleted from the Certificate of Incorporation by shareholder vote on March 8, 2006. Prior to its deletion Article THIRTEENTH provided as follows:
          THIRTEENTH: (A) Except as otherwise expressly provided in Paragraph (B) of this Article THIRTEENTH:
          (1) Any merger or consolidation of the Corporation with or into any other corporation;
          (2) Any sale, lease, exchange or other disposition, whether or not in partial or complete liquidation of the Corporation, of all or any substantial part of the assets of the Corporation to or with any other corporation, person or other entity;
          (3) The issuance or transfer by the Corporation or any of its subsidiaries of any securities of the Corporation, or any securities of any of its subsidiaries having total assets of $5,000,000 or more, to any other corporation, person or other entity in exchange for assets or securities or a combination thereof (except assets or securities or a combination thereof so acquired in a single transaction or a series of related transactions having an aggregate fair market value of less than $1,000,000); or
          (4) The issuance or transfer by the Corporation or any of its subsidiaries of any securities of the Corporation, or any securities of any of its subsidiaries having total assets of $5,000,000 or more, to any other corporation, person or other entity for cash, shall require the affirmative vote of the holders of (a) at least 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for such purpose as one class, and (b) at least a majority of the outstanding shares of capital stock of the Corporation which are not beneficially owned by such corporation, person or other entity, if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for such purpose as one class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange.
          (B) The provisions of this Article THIRTEENTH shall not apply to any transaction described in clauses (1), (2), (3) or (4) of Paragraph (A) of this Article THIRTEENTH with another corporation, person or other entity (1) if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding with such other corporation, person or other entity with respect to, and substantially consistent with, such transaction prior to the time such other corporation, person or other entity became the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors or (2) if, prior to the consummation of such transaction, the Board of Directors of the Corporation either (a) adopts by unanimous written consent a resolution in favor of the transaction, or (b) adopts such resolution at a meeting, at which at least 80% of the directors then in office are present, by the affirmative vote of both a majority of the directors present at such meeting and at least 80% of those directors voting on such resolution.
          (C) For purposes of this Article THIRTEENTH and of any other and all other Articles of this Certificate of Incorporation:
          (1) any specific person shall be deemed to be the “beneficial owner” of shares of stock of a corporation (other than shares of the Corporation’s Common Stock held in its Treasury or by majority-owned subsidiaries of the Corporation) (a) which such specified person or any of its affiliates or associates (as such terms are hereinafter defined), including any person who will become an affiliate or associate of the specified person upon the consummation of any transaction described in clauses (1), (2), (3) or (4) of paragraph (A) of this Article THIRTEENTH, beneficially owns, directly or indirectly, whether of record or not, (b) which such specified person or any of its affiliates, or associates has the right to acquire pursuant to any agreement, upon exercise of conversion rights, warrants or options, or otherwise, or (c) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clauses (a) and (b) above), by any other person with which such specified person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation;
          (2) a “person” is any individual, corporation, partnership or other entity;
          (3) an “affiliate” of a specified person is any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person; and
          (4) an “associate” of a specified person is (a) any person of which such specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as a trustee or in a similar fiduciary capacity, (c) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of such specified person or any corporation which controls or is controlled by such specified person, or (d) any other member or partner in a partnership, limited partnership, syndicate or other group of which the specified person is a member or partner and which is acting together for the purpose of acquiring, holding or disposing of securities of the Corporation.
          (D) The Board of Directors of the Corporation shall have the power and duty to determine for the purposes of this Article THIRTEENTH, on the basis of information then known to it, (i) whether any corporation, person or other entity beneficially owns, directly or indirectly, 10% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, or is an “affiliate” or an “associate”, as defined above, of another (including, without limitation, whether any person “controls” any other person for the purposes of such definitions), (ii) whether any proposed sale, lease, exchange or other disposition of part of the assets of the Corporation involves a substantial part of the assets of the Corporation, (iii) whether assets or securities, or a combination thereof, to be acquired in exchange for securities of the Corporation, have an aggregate fair market value of less than $1,000,000 and whether the same are proposed to be acquired in a single transaction or a series of related transactions, (iv) whether any subsidiary of the Corporation has total assets in excess of $5,000,000, and (v) whether the memorandum of understanding referred to above is substantially consistent with the transaction to which it relates. Any such determination by the Board shall be conclusive and binding for all purposes of this Article THIRTEENTH.